UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 30, 2008

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13c-4(c))

Item 2.01     Completion of Acquisition or Disposition

On January 30, 2008, Schweitzer-Mauduit International, Inc., or the Company, completed the acquisition of the 28 percent minority interest in LTR Industries S.A., or LTRI, the Company’s reconstituted tobacco leaf business in France, from Société Nationale d’Exploitation Industrielle des Tabacs et Allumettes, S.A., a subsidiary of Altadis, S.A.

This Form 8-K includes the pro forma financial information required by Item 9.01 (d) of Form 8-K. Unaudited pro forma consolidated financial statements, derived from historical consolidated financial statements of the Company and adjusted to reflect the material effects directly attributable to the Company’s acquisition of LTRI’s minority interest, are attached as Exhibit 99.1. This exhibit is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(b)   Pro Forma Financial Information (included in Exhibit 99.1):

•                 The unaudited pro forma consolidated statement of income (loss) for the year ended December 31, 2006.

•                 The unaudited pro forma consolidated balance sheet as of December 31, 2006.

•                 The unaudited pro forma consolidated statement of income for the nine month period ended September 30, 2007.

•                 The unaudited pro forma consolidated balance sheet as of September 30, 2007.

•                 Notes to unaudited pro forma consolidated financial statements.

(d)         Exhibits

Exhibit	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Peter J. Thompson
Peter J. Thompson
Chief Financial Officer and Treasurer
Dated: February 5, 2008

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

Dated January 30, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Statements.